 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 9, 2015

Date of Report (Date of earliest event reported)

QNB Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-17706	23-2318082
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

15 North Third Street, Quakertown, PA	18951-9005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (215) 538-5600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 9, 2015, Jennifer L. Frost, Executive Vice President and Chief Information and Technology Officer of QNB Bank, the registrant’s wholly owned subsidiary (the “Bank”), notified the Bank that she is resigning from this position effective December 22, 2015. Ms. Frost’s resignation was not a result of any disagreement on any matter relating to the registrant’s operations, policies or practices. The Bank has not yet appointed a new Chief Information and Technology Officer and is seeking qualified candidates from outside the Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QNB Corp.

Dated: December 11, 2015

	By:	/s/ David W. Freeman
David W. Freeman
Chief Executive Officer